                                                                   EXHIBIT 4.1


THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANTS HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES OR BLUE SKY LAWS OR IF AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION IS APPLICABLE.

                          YOU BET INTERNATIONAL, INC.

              Incorporated Under the Laws of the State of Delaware

No. 95-A____                                         _______ Common Stock
                                                        Purchase Warrants


                          CERTIFICATE FOR COMMON STOCK
                               PURCHASE WARRANTS


         1. Warrant. This Warrant Certificate certifies that ___________________________________, or registered assigns (the "Registered
Holder"), is the registered owner of the above indicated number of Warrants expiring on the Expiration Date, as hereinafter defined. One (1) Warrant entitles the Registered Holder to purchase one (1) share of the no par value common stock (a "Share") of You Bet International, Inc., a Delaware corporation (the "Company"), from the Company at a purchase price of Five Dollars and Twenty-Five Cents ($5.25) (the "Exercise Price") at any time during the Exercise Period, as hereinafter defined, upon surrender at the principal office of the Company of this Warrant Certificate with the exercise form appended hereto duly completed and executed and accompanied by payment of the Exercise Price.

         Upon due presentment for transfer or exchange of this Warrant Certificate at the principal office of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued in exchange for this Warrant Certificate, subject to the limitations provided herein, upon payment of any tax or governmental charge imposed in connection with such transfer. Subject to the terms hereof, the Company shall deliver Warrant Certificates in required whole number denominations to Registered Holders in connection with any transfer or exchange permitted hereunder.
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         2.      Restrictive Legend.  Each Warrant Certificate and each
certificate representing Shares issued upon exercise of a Warrant, unless such Shares are then registered under the Securities Act of 1933, as amended (the "Act"), shall bear a legend in substantially the following form:

         "THE [SECURITIES] REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES OR BLUE SKY LAWS OR IF AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION IS APPLICABLE."

         3. Exercise. Subject to the terms hereof, the Warrants evidenced by this Warrant Certificate may be exercised at the Exercise Price in whole or in part at any time during the period (the "Exercise Period") commencing on the first anniversary of the date hereof and terminating at the close of business on that day (the "Expiration Date") which is the second anniversary of the later of (i) the date on which a registration statement filed pursuant to the Act and covering the Shares to be issued upon exercise of the Warrants represented by this Warrant Certificate is declared effective and (ii) the last date on which a warrant having terms (including without limitation Exercise Price, Exercise Period, method of exercise and transferability) substantially identical to the terms of the Warrants represented by this Warrant Certificate (the "Series A Warrants") is issued, provided that the Exercise Period shall be extended and the Expiration Date delayed by one business day for each business day subsequent to the effectiveness of such registration statement on which a prospectus meeting the prospectus delivery requirements of the Act and covering the issuance of such Shares to and, if appropriate, the resale of such Shares by the Registered Holder hereof or the successors in interest to such Registered Holder is not available. The Exercise Period may also be extended by the Company's Board of Directors. Upon the initial determination thereof and each subsequent modification thereof, the Company shall promptly notify each holder of Series A Warrants of the Expiration Date, as it may be determined from time to time.

         In the event the Shares issuable upon exercise of the Warrants represented by this Warrant Certificate have not yet been





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registered under the Act or are not then covered by a current prospectus meeting the requirements of the Act, the right of a holder of such Warrants to exercise such Warrants shall be conditioned upon such holder providing the Company with an opinion of counsel, in form and substance reasonably acceptable to the Company, to be effect that the issuance of Shares upon exercise of such Warrants is exempt from the registration requirements of the Act.

         A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date (the "Exercise Date") of the surrender to the Company at its principal offices of this Warrant Certificate with the exercise form attached hereto completed and executed by the Registered Holder and accompanied by payment to the Company, in cash or by check (which shall be accepted subject to collection), of an amount equal to the aggregate Exercise Price, in lawful money of the United States of America.

         The person entitled to receive the Shares issuable upon exercise of a Warrant or Warrants ("Warrant Shares") shall be treated for all purposes as the holder of such Warrant Shares as of the close of business on the Exercise Date. The Company shall not be obligated to issue any fractional share interests in Warrant Shares issuable or deliverable on the exercise of any Warrant or scrip or cash with respect thereto, and such right to a fractional share shall be of no value whatsoever. If more than one Warrant shall be exercised at one time by the same Registered Holder, the number of full Shares which shall be issuable on exercise thereof shall be computed on the basis of the aggregate number of full shares issuable on such exercise.

         Promptly, and in any event within ten business days after the Exercise Date, the Company shall cause to be issued and delivered to the person or persons entitled to receive the same, a certificate or certificates for the number of Warrant Shares deliverable on such exercise.

         The Company may deem and treat the Registered Holder of the Warrants at any time as the absolute owner thereof for all purposes, and the Company shall not be affected by any notice to the contrary. The Warrants shall not entitle the Registered Holder thereof to any of the rights of shareholders or to any dividend





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declared on the Shares unless the Registered Holder shall have exercised the
Warrants and thereby purchased the Warrant Shares prior to the record date for the determination of holders of Shares entitled to such dividend or other right.

         4. Reservation of Shares and Payment of Taxes. The Company covenants that it will at all times reserve and have available from its authorized Common Stock such number of Shares as shall then be issuable on the exercise of outstanding Series A Warrants. The Company covenants that all Warrant Shares which shall be so issuable shall be duly and validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof.

         The Registered Holder shall pay all documentary, stamp or similar taxes and other government charges that may be imposed with respect to the issuance, transfer or delivery of any Warrant Shares on exercise of the Warrants. In the event the Warrant Shares are to be delivered in a name other than the name of the Registered Holder of the Warrant Certificate, no such delivery shall be made unless the person requesting the same has paid the amount of any such taxes or charges incident thereto.

         5. Registration of Transfer. The Warrant Certificates may be transferred in whole or in part, provided any such transfer complies with all applicable federal and state securities laws and, if requested by the Company, the Registered Holder delivers to the Company an opinion of counsel to that effect, in form and substance reasonably acceptable to the Company. Warrant Certificates to be transferred shall be surrendered to the Company at its principal office. The Company shall execute, issue and deliver in exchange therefor the Warrant Certificate or Certificates which the Registered Holder making the transfer shall be entitled to receive.

         The Company shall keep transfer books at its principal office which shall register Warrant Certificates and the transfer thereof. On due presentment of any Warrant Certificate for registration of transfer at such office, the Company shall execute, issue and deliver to the transferee or transferees a new Warrant Certificate or Certificates representing an equal aggregate number of Warrants. All Warrant Certificates presented for registration of transfer or exercise shall be duly endorsed or be accompanied by a written instrument or instruments of transfer in form satisfactory to the





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Company.  The Company may require payment of a sum sufficient to cover any tax or other government charge that may be imposed in connection therewith.

         All Warrant Certificates so surrendered, or surrendered for exercise, or for exchange in case of mutilated Warrant Certificates, shall be promptly canceled by the Company and thereafter retained by the Company until the Expiration Date. Prior to due presentment for registration of transfer thereof, the Company may treat the Registered Holder of any Warrant Certificate as the absolute owner thereof (notwithstanding any notations of ownership or writing thereon made by anyone other than the Company), and the Company shall not be affected by any notice to the contrary.

         6. Loss or Mutilation. On receipt by the Company of evidence satisfactory as to the ownership of and the loss, theft, destruction or mutilation of this Warrant Certificate, the Company shall execute and deliver, in lieu thereof, a new Warrant Certificate representing an equal aggregate number of Warrants. In the case of loss, theft or destruction of any Warrant Certificate, the individual requesting issuance of a new Warrant Certificate shall be required to indemnify the Company in a form and amount satisfactory to the Company. In the event a Warrant Certificate is mutilated, such Certificate shall be surrendered and canceled by the Company prior to delivery of a new Warrant Certificate. Applicants for a new Warrant Certificate shall also comply with such other regulations and pay such other reasonable charges as the Company may prescribe.

         7. Call Option. Provided (i) the closing bid price or last trade in the principal market in which, or on the principal exchange on which, the Shares then trade exceeds Seven Dollars and Fifty Cents ($7.50) for the twenty
(20) consecutive trading days preceding but not including the date of such call, (ii) a prospectus meeting the requirements of the Act is then available with respect to the issuance of Shares to the Registered Holder hereof or the successors in interest to such Registered Holder, and (iii) the Company then reasonably believes that such a prospectus will continue to be available through the Redemption Date (as hereinafter defined), the Company shall on and after March 6, 1997 have the right and option, upon no less than thirty (30) trading days' written notice to the Registered Holder, to call, and





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thereafter to redeem and acquire all of the Warrants remaining outstanding and unexercised at the date fixed for such redemption in such notice (the "Redemption Date"), which Redemption Date shall be at least 30 trading days after the date of such notice, for an amount equal to One-Tenth of One Cent ($.001) per Warrant; provided, however, that the Registered Holder shall have the right during the period between the date of such notice and the Redemption Date to exercise the Warrants in accordance with the provisions of Section 3 hereof. Said notice of redemption shall require the Registered Holder to surrender to the Company, on the Redemption Date, at the principal executive offices of the Company, his certificate or certificates representing the Warrants to be redeemed. Notwithstanding the fact that any Warrants called for redemption have not been surrendered for redemption and cancellation on the Redemption Date, after the Redemption Date such Warrants shall be deemed to be expired and all rights of the Registered Holder of such unsurrendered Warrants shall cease and terminate, other than the right to receive the redemption price of $.001 per Warrant for such Warrants, without interest.

         In connection with any call hereunder, the Company shall be obliged to call all other Series A Warrants, but shall have no obligation to call any other stock purchase warrant or warrants. No call made pursuant to any stock purchase warrant not having substantially similar terms shall obligate the Company to exercise its right and option to make a call hereunder.

         8. Adjustment of Shares. The number and kind of securities issuable upon exercise of a Warrant shall be subject to adjustment from time to time upon the happening of certain events, as follows:

                 (a) Stock Splits, Stock Combinations and Certain Stock Dividends. If the Company shall at any time subdivide or combine its outstanding Shares, or declare a dividend in Shares or other securities of the Company convertible into or exchangeable for Shares, a Warrant for the same Exercise Price shall, after such subdivision or combination or after the record date for such dividend, be exercisable for that number of Shares and other securities of the Company that the Registered Holder would have owned immediately after such event with respect to the Shares and other securities for which a Warrant may have been exercised immediately before such event had the Warrant been exercised immediately before





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         such event.  Any adjustment under this Section 8 (a) shall become effective at the close of business on the date the subdivision, combination or dividend becomes effective.

                 (b) Adjustment for Reorganization, Consolidation, Merger. In case of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time receivable upon exercise of a Warrant) or in case the Company (or any such other corporation) shall merge into or with or consolidate with another corporation or convey all or substantially all of its assets to another corporation or enter into a business combination of any form as a result of which the Shares or other securities receivable upon exercise of a Warrant are converted into other stock or securities of the same or another corporation, then and in each such case, the Registered Holder of a Warrant, upon exercise of the purchase right at any time after the consummation of such reorganization, consolidation, merger, conveyance or combination, shall for the same Exercise Price be entitled to receive, in lieu of the Shares or other securities to which such Registered Holder would have been entitled had he exercised the purchase right immediately prior thereto, such stock and securities which such Registered Holder would have owned immediately after such event with respect to the Shares and other securities for which a Warrant may have been exercised immediately before such event had the Warrant been exercised immediately prior to such event.

         In each case of an adjustment in the Shares or other securities receivable upon the exercise of a Warrant, the Company shall promptly notify the Registered Holder of such adjustment. Such notice shall set forth the facts upon which such adjustment is based.

         9. Reduction in Exercise Price at Company's Option. The Company's Board of Directors may, at its sole discretion, reduce the Exercise Price of the Warrants in effect at any time either for the remaining life of the Warrants or any shorter period of time determined by the Company's Board of Directors. The Company shall promptly notify the Registered Holders of any such reduction in the Exercise Price.

         10.     Registration Rights.





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         (a) Certain Definitions.  As used in this Section 10, the following definitions shall apply:

                 "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Act.

                 "Holder" means any holder of a Warrant or outstanding Registerable Securities.

                 "Registerable Securities" means the Warrant Shares issued or issuable upon the exercise of a Warrant, provided, however, that Registerable Securities shall not include any Shares and other securities which have previously been registered and sold to the public.

                 "Registration Expenses" means all expenses incurred by the Company in complying with Section 10(b) hereof including, without limitation, all registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required in connection with any such registration. Registration Expenses shall not include selling commissions, discounts or other compensation paid to underwriters or other agents or brokers to effect the sale of any Registerable Securities.

                 The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Act (and any post-effective amendments filed in connection therewith), and the declaration of the effectiveness of such registration statement.

         (b)     Registration.  The Company shall:

                 (i) Within ten (10) months of the initial issuance of Series A Warrants, file with the Commission a registration statement on an appropriate form, including the Registrable Securities among the securities being registered pursuant to such registration statement. The Company shall thereafter diligently prosecute such registration statement to effectiveness. Such registration statement shall cover the issuance of Warrant Shares upon exercise of this Warrant and,





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         to the extent appropriate, the resale of such Warrant Shares by the
         Holder. The Company will promptly notify the Holder regarding (i) the filing of such registration statement and all amendments thereto, (ii) the effectiveness of such registration statement and any post-effective amendments thereto, (iii) the occurrence of any event or condition that causes the prospectus that is part of such registration statement no longer to comply with the requirements of the Act, and (iv) any request by the Commission for any amendment or supplement to such registration statement or any prospectus relating thereto;

                 (ii) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and current and to comply with the provisions of the Act with respect to the issuance, sale or resale of the Registerable Securities, including such amendments and supplements as may be necessary to reflect the intended method of disposition of the Holder, but for no longer than (i) if the Registerable Securities were registered only for issuance and sale, the earlier of the Expiration Date and the Redemption Date, or (ii) if the Registerable Securities were registered for resale, then one hundred eighty (180) days subsequent to the earlier of the Expiration Date and the Redemption Date;

                 (iii) Furnish to each Holder such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as such Holder may reasonably request in order to facilitate the public sale or other disposition of the Registerable Securities by such Holder;

                 (iv) Use its best efforts to register or qualify the Registrable Securities under such securities or blue sky laws of any state as a Holder may reasonably request, and do any and all other acts which may be reasonably necessary or advisable to enable such Holder to dispose of Registrable Securities in such jurisdictions;

                 (v) Use its best efforts to comply with all applicable rules and regulations of the Commission, including without





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         limitation the rules and regulations relating to the periodic reporting requirements under the Securities Exchange Act of 1934, as amended; and

                 (vi) Make available for inspection by the Holder or by any underwriter, attorney, accountant or other agent acting for such Holder in connection with the disposition of Registrable Securities, in each case upon receipt of an appropriate confidentiality agreement, all corporate records, documents and properties as may be reasonably requested.

         (c) Expenses of Registration. All Registration Expenses incurred in connection with the registration, qualification or compliance pursuant to
Section 10(b) hereof shall be borne by the Company.

         (d) Indemnification. In the event any of the Registerable Securities are included in a registration statement under this Section 10:

                 (i) The Company will indemnify each Holder, each of its officers and directors and partners and each person controlling such Holder within the meaning of Section 15 of the Act, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse the Holder, each of its officers and directors and partners and each person controlling such Holder, each





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         such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by such Holder or underwriter for use therein.

                 (ii) In order to include Registerable Securities in a registration statement under this Section 10, a Holder, upon the written request of the Company, will be required to agree to indemnify the Company, each of its directors and officers, its legal counsel and independent accountants, each underwriter, if any, of the Company's securities covered by such registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Act, and each other selling shareholder, each of its officers and directors and partners and each person controlling such selling shareholder within the meaning of Section 15 of the Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and to reimburse the Company, such holders, such directors, officers, counsel, accountants, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by the Holder for use therein. Such agreement shall be in such form, conforming to the terms of this
         Section 10 (d)(ii), as the Company may reasonably request.





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                 (iii)  Each party entitled to indemnification under this
         Section or the agreement referred to in the preceding paragraph (ii) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (which approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such Indemnified Party's expense. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                 (iv) If the indemnification provided for in this Section is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying the Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party with respect to such loss, liability, claim, damage or expense in the proportion that is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (e) Information by Holder. Each Holder of Registerable Securities included in any registration shall furnish to the Company such information regarding such Holder, such securities and the distribution proposed by such Holder as the Company may request in writing.

         11. Notices. All notices, demands, elections, or requests (however characterized or described) required or authorized hereunder shall be deemed given sufficiently if in writing and sent by registered or certified mail, return receipt requested and postage prepaid, or by facsimile or telegram to the Company, at its principal executive office, and to the Registered Holder, at the address of such holder as set forth on the books maintained by the Company.

         12. General Provisions. This Warrant Certificate shall be construed and enforced in accordance with, and governed by, the laws of the State of Delaware. Except as otherwise expressly stated herein, time is of the essence in performing hereunder. The headings of this Warrant Certificate are for convenience in reference only and shall not limit or otherwise affect the meaning hereof.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed as of the __ day of _______, 1995.

                                                   You Bet International, Inc.


                                                   By_________________________

                                                   Title______________________

                          YOU BET INTERNATIONAL, INC.

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                   UNIF GIFT MIN ACT -
TEN ENT - as tenants by the entireties               Custodian
JR TEN  - as joint tenants with right            ____________________
           of survivorship and not as              (Cust)    (Minor)
           tenants in common                     under Uniform Gifts
                                                 to Minors Act ______
                                                               (State)

Additional abbreviations may also be used though not in the above list.

                               FORM OF ASSIGNMENT

                 (To be Executed by the Registered Holder if He
                  Desires to Assign Warrants Evidenced by the
                          Within Warrant Certificate)

                 FOR VALUE RECEIVED _____________________________________
hereby sells, assigns and transfers unto _________________________ ______________________________ (_______) Warrants, evidenced by the within
Warrant Certificate, and does hereby irrevocably constitute and appoint _________________________________ Attorney to transfer the said Warrants evidenced by the within Warrant Certificates on the books of the Company, with full power of substitution.


Dated:____________________                 _____________________________
                                           Signature

Notice: The above signature must correspond with the name as written upon the face of the Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

Signature Guaranteed:  __________________________________________

SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, OR MIDWEST STOCK EXCHANGE.

                          FORM OF ELECTION TO PURCHASE

            (To be Executed by the Holder if he Desires to Exercise
                 Warrants Evidenced by the Warrant Certificate)

To You Bet International, Inc.

         The undersigned hereby irrevocably elects to exercise _________ _______________________ (_______)Warrants, evidenced by the within Warrant Certificate for, and to purchase thereunder, ___________________________ (______) full shares of Common Stock issuable upon exercise of said Warrants and delivery of $_________ and any applicable taxes.

         The undersigned requests that certificates for such shares be issued in the name of:

                                        PLEASE INSERT SOCIAL SECURITY OR
                                        TAX IDENTIFICATION NUMBER

________________________________        ________________________________
(Please print name and address

________________________________________________________________________

________________________________________________________________________

         If said number of Warrants shall not be all the Warrants evidenced by the within Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so exercised by issued in the name of and delivered to:

________________________________________________________________________
                    (Please print name and address)

________________________________________________________________________

________________________________________________________________________

Dated: _____________________  Signature:__________________________

NOTICE: The above signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever, or if signed by any other person the Form of Assignment hereon must be duly executed and if the certificate representing the shares or any Warrant Certificate representing Warrants not exercised is to be registered in a name other than that in which the within Warrant Certificate is registered, the signature of the holder hereof must be guaranteed.

Signature Guaranteed:  ___________________________________________


SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, OR MIDWEST STOCK EXCHANGE.

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANTS HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES OR BLUE SKY LAWS OR IF AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION IS APPLICABLE.

                          YOU BET INTERNATIONAL, INC.

              Incorporated Under the Laws of the State of Delaware

No. 95-B____                                            ________ Common Stock
                                                            Purchase Warrants


                          CERTIFICATE FOR COMMON STOCK
                               PURCHASE WARRANTS


         1. Warrant. This Warrant Certificate certifies that ___________________________________, or registered assigns (the "Registered
Holder"), is the registered owner of the above indicated number of Warrants expiring on the Expiration Date, as hereinafter defined. One (1) Warrant entitles the Registered Holder to purchase one (1) share of the no par value common stock (a "Share") of You Bet International, Inc., a Delaware corporation (the "Company"), from the Company at a purchase price of Three Dollars and Twelve and One-Half Cents ($3.125) (the "Exercise Price") at any time during the Exercise Period, as hereinafter defined, upon surrender at the principal office of the Company of this Warrant Certificate with the exercise form appended hereto duly completed and executed and accompanied by payment of the Exercise Price.

         Upon due presentment for transfer or exchange of this Warrant Certificate at the principal office of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued in exchange for this Warrant Certificate, subject to the limitations provided herein, upon payment of any tax or governmental charge imposed in connection with such transfer. Subject to the terms hereof, the Company shall deliver Warrant Certificates in required whole number denominations to Registered Holders in connection with any transfer or exchange permitted hereunder.

         2. Restrictive Legend. Each Warrant Certificate and each certificate representing Shares issued upon exercise of a Warrant, unless such Shares are then registered under the Securities Act of 1933, as amended (the "Act"), shall bear a legend in substantially the following form:

         "THE [SECURITIES] REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES OR BLUE SKY LAWS OR IF AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION IS APPLICABLE."

         3. Exercise. Subject to the terms hereof, the Warrants evidenced by this Warrant Certificate may be exercised at the Exercise Price in whole or in part at any time during the period (the "Exercise Period") commencing on the first anniversary of the date hereof and terminating at the close of business on December 6, 1998. The Exercise Period may also be extended by the Company's Board of Directors.

         In the event the Shares issuable upon exercise of the Warrants represented by this Warrant Certificate have not yet been registered under the Act or are not then covered by a current prospectus meeting the requirements of the Act, the right of a holder of such Warrants to exercise such Warrants shall be conditioned upon such holder providing the Company with an opinion of counsel, in form and substance reasonably acceptable to the Company, to be effect that the issuance of Shares upon exercise of such Warrants is exempt from the registration requirements of the Act.

         A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date (the "Exercise Date") of the surrender to the Company at its principal offices of this Warrant Certificate with the exercise form attached hereto completed and executed by the Registered Holder and accompanied by payment to the Company, in cash or by check (which shall be accepted subject to collection), of an amount equal to the aggregate Exercise Price, in lawful money of the United States of America.

         The person entitled to receive the Shares issuable upon exercise of a Warrant or Warrants ("Warrant Shares") shall be treated for all purposes as the holder of such Warrant Shares as of the close of business on the Exercise Date. The Company shall not be obligated to issue any fractional share interests in Warrant Shares issuable or deliverable on the exercise of any Warrant or scrip or cash with respect thereto, and such right to a fractional share shall be of no value whatsoever. If more than one Warrant shall be exercised at one time by the same Registered Holder, the number of full Shares which shall be issuable on exercise thereof shall be computed on the basis of the aggregate number of full shares issuable on such exercise.

         Promptly, and in any event within ten business days after the Exercise Date, the Company shall cause to be issued and delivered to the person or persons entitled to receive the same, a certificate or certificates for the number of Warrant Shares deliverable on such exercise.

         The Company may deem and treat the Registered Holder of the Warrants at any time as the absolute owner thereof for all purposes, and the Company shall not be affected by any notice to the contrary. The Warrants shall not entitle the Registered Holder thereof to any of the rights of shareholders or to any dividend declared on the Shares unless the Registered Holder shall have exercised the Warrants and thereby purchased the Warrant Shares prior to the record date for the determination of holders of Shares entitled to such dividend or other right.

         4. Reservation of Shares and Payment of Taxes. The Company covenants that it will at all times reserve and have available from its authorized Common Stock such number of Shares as shall then be issuable on the exercise of outstanding Series B Warrants. The Company covenants that all Warrant Shares which shall be so issuable shall be duly and validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof.

         The Registered Holder shall pay all documentary, stamp or similar taxes and other government charges that may be imposed with respect to the issuance, transfer or delivery of any Warrant Shares on exercise of the Warrants. In the event the Warrant Shares are to be delivered in a name other than the name of the Registered Holder of the Warrant Certificate, no such delivery shall be made unless the person requesting the same has paid the amount of any such taxes or charges incident thereto.

         5. Registration of Transfer. The Warrant Certificates may be transferred in whole or in part, provided any such transfer complies with all applicable federal and state securities laws and, if requested by the Company, the Registered Holder delivers to the Company an opinion of counsel to that effect, in form and substance reasonably acceptable to the Company. Warrant Certificates to be transferred shall be surrendered to the Company at its principal office. The Company shall execute, issue and deliver in exchange therefor the Warrant Certificate or Certificates which the Registered Holder making the transfer shall be entitled to receive.

         The Company shall keep transfer books at its principal office which shall register Warrant Certificates and the transfer thereof. On due presentment of any Warrant Certificate for registration of transfer at such office, the Company shall execute, issue and deliver to the transferee or transferees a new Warrant Certificate or Certificates representing an equal aggregate number of Warrants. All Warrant Certificates presented for registration of transfer or exercise shall be duly endorsed or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company. The Company may require payment of a sum sufficient to cover any tax or other government charge that may be imposed in connection therewith.

         All Warrant Certificates so surrendered, or surrendered for exercise, or for exchange in case of mutilated Warrant Certificates, shall be promptly canceled by the Company and thereafter retained by the Company until the Expiration Date. Prior to due presentment for registration of transfer thereof, the Company may treat the Registered Holder of any Warrant Certificate as the absolute owner thereof (notwithstanding any notations of ownership or writing thereon made by anyone other than the Company), and the Company shall not be affected by any notice to the contrary.

         6. Loss or Mutilation. On receipt by the Company of evidence satisfactory as to the ownership of and the loss, theft, destruction or mutilation of this Warrant Certificate, the Company shall execute and deliver, in lieu thereof, a new Warrant Certificate representing an equal aggregate number of Warrants. In the case of loss, theft or destruction of any Warrant Certificate, the individual requesting issuance of a new Warrant Certificate shall be required to indemnify the Company in a form and amount satisfactory to the Company. In the event a Warrant Certificate is mutilated, such Certificate shall be surrendered and canceled by the Company prior to delivery of a new Warrant Certificate. Applicants for a new Warrant Certificate shall also comply with such other regulations and pay such other reasonable charges as the Company may prescribe.

         7. Adjustment of Shares. The number and kind of securities issuable upon exercise of a Warrant shall be subject to adjustment from time to time upon the happening of certain events, as follows:

                 (a) Stock Splits, Stock Combinations and Certain Stock Dividends. If the Company shall at any time subdivide or combine its outstanding Shares, or declare a dividend in Shares or other securities of the Company convertible into or exchangeable for Shares, a Warrant for the same Exercise Price shall, after such subdivision or combination or after the record date for such dividend, be exercisable for that number of Shares and other securities of the Company that the Registered Holder would have owned immediately after such event with respect to the Shares and other securities for which a Warrant may have been exercised immediately before such event had the Warrant been exercised immediately before such event. Any adjustment under this
         Section 7 (a) shall become effective at the close of business on the date the subdivision, combination or dividend becomes effective.

                 (b) Adjustment for Reorganization, Consolidation, Merger. In case of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time receivable upon exercise of a Warrant) or in case the Company (or any such other corporation) shall merge into or with or consolidate with another corporation or convey all or substantially all of its assets to another corporation or enter into a business combination of any form as a result of which the Shares or other securities receivable upon exercise of a Warrant are converted into other stock or securities of the same or another corporation, then and in each such case, the Registered Holder of a Warrant, upon exercise of the purchase right at any time after the consummation of such reorganization, consolidation, merger, conveyance or combination, shall for the same Exercise Price be entitled to receive, in lieu of the Shares or other securities to which such Registered Holder would have been entitled had he exercised the purchase right immediately prior thereto, such stock and securities which such Registered Holder would have owned immediately after such event with respect to the Shares and other securities for which a Warrant may have been exercised immediately before such event had the Warrant been exercised immediately prior to such event.

         In each case of an adjustment in the Shares or other securities receivable upon the exercise of a Warrant, the Company shall promptly notify the Registered Holder of such adjustment. Such notice shall set forth the facts upon which such adjustment is based.

         8. Reduction in Exercise Price at Company's Option. The Company's Board of Directors may, at its sole discretion, reduce the Exercise Price of the Warrants in effect at any time either for the remaining life of the Warrants or any shorter period of time determined by the Company's Board of Directors. The Company shall promptly notify the Registered Holders of any such reduction in the Exercise Price.

         9.      Registration Rights.

         (a) Certain Definitions. As used in this Section 9, the following definitions shall apply:

                 "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Act.

                 "Holder" means any holder of a Warrant or outstanding Registerable Securities.

                 "Registerable Securities" means the Warrant Shares issued or issuable upon the exercise of a Warrant, provided, however, that Registerable Securities shall not include any Shares and other securities which have previously been registered and sold to the public.

                 "Registration Expenses" means all expenses incurred by the Company in complying with Section 9(b) hereof including, without limitation, all registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required in connection with any such registration. Registration Expenses shall not include selling commissions, discounts or other compensation paid to underwriters or other agents or brokers to effect the sale of any Registerable Securities.

                 The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Act (and any post-effective amendments filed in connection therewith), and the declaration of the effectiveness of such registration statement.

         (b)     Registration.  The Company shall:

                 (i) Within ten (10) months of the initial issuance of Series B Warrants, file with the Commission a registration statement on an appropriate form, including the Registrable Securities among the securities being registered pursuant to such registration statement. The Company shall thereafter diligently prosecute such registration statement to effectiveness. Such registration statement shall cover the issuance of Warrant Shares upon exercise of this Warrant and, to the extent appropriate, the resale of such Warrant Shares by the Holder. The Company will promptly notify the Holder regarding (i) the filing of such registration statement and all amendments thereto, (ii) the effectiveness of such registration statement and any post-effective amendments thereto, (iii) the occurrence of any event or condition that causes the prospectus that is part of such registration statement no longer to comply with the requirements of the Act, and (iv) any request by the Commission for any amendment or supplement to such registration statement or any prospectus relating thereto;

                 (ii) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and current and to comply with the provisions of the Act with respect to the issuance, sale or resale of the Registerable Securities, including such amendments and supplements as may be necessary to reflect the intended method of disposition of the Holder, but for no longer than (i) if the Registerable Securities were registered only for issuance and sale, the earlier of the Expiration Date and the Redemption Date, or (ii) if the Registerable Securities were registered for resale, then one hundred eighty (180) days subsequent to the earlier of the Expiration Date and the Redemption Date;

                 (iii) Furnish to each Holder such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as such Holder may reasonably request in order to facilitate the public sale or other disposition of the Registerable Securities by such Holder;

                 (iv) Use its best efforts to register or qualify the Registerable Securities under such securities or blue sky laws of any state as a Holder may reasonably request, and do any and all other acts which may be reasonably necessary or advisable to enable such Holder to dispose of Registerable Securities in such jurisdictions;

                 (v) Use its best efforts to comply with all applicable rules and regulations of the Commission, including without limitation the rules and regulations relating to the periodic reporting requirements under the Securities Exchange Act of 1934, as amended; and

                 (vi) Make available for inspection by the Holder or by any underwriter, attorney, accountant or other agent acting for such Holder in connection with the disposition of Registerable Securities, in each case upon receipt of an appropriate confidentiality agreement, all corporate records, documents and properties as may be reasonably requested.

         (c) Expenses of Registration. All Registration Expenses incurred in connection with the registration, qualification or compliance pursuant to
Section 9(b) hereof shall be borne by the Company.

         (d) Indemnification. In the event any of the Registerable Securities are included in a registration statement under this Section 9:

                 (i) The Company will indemnify each Holder, each of its officers and directors and partners and each person controlling such Holder within the meaning of Section 15 of the Act, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse the Holder, each of its officers and directors and partners and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by such Holder or underwriter for use therein.

                 (ii) In order to include Registerable Securities in a registration statement under this Section 9, a Holder, upon the written request of the Company, will be required to agree to indemnify the Company, each of its directors and officers, its legal counsel and independent accountants, each underwriter, if any, of the Company's securities covered by such registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Act, and each other selling shareholder, each of its officers and directors and partners and each person controlling such selling shareholder within the meaning of Section 15 of the Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and to reimburse the Company, such holders, such directors, officers, counsel, accountants, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by the Holder for use therein. Such agreement shall be in such form, conforming to the terms of this
         Section 9 (d)(ii), as the Company may reasonably request.

                 (iii) Each party entitled to indemnification under this Section or the agreement referred to in the preceding paragraph (ii) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (which approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such Indemnified Party's expense. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                 (iv) If the indemnification provided for in this Section is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying the Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party with respect to such loss, liability, claim, damage or expense in the proportion that is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (e) Information by Holder. Each Holder of Registerable Securities included in any registration shall furnish to the Company such information regarding such Holder, such securities and the distribution proposed by such Holder as the Company may request in writing.

         10. Notices. All notices, demands, elections, or requests (however characterized or described) required or authorized hereunder shall be deemed given sufficiently if in writing and sent by registered or certified mail, return receipt requested and postage prepaid, or by facsimile or telegram to the Company, at its principal executive office, and to the Registered Holder, at the address of such holder as set forth on the books maintained by the Company.

         11. General Provisions. This Warrant Certificate shall be construed and enforced in accordance with, and governed by, the laws of the State of Delaware. Except as otherwise expressly stated herein, time is of the essence in performing hereunder. The headings of this Warrant Certificate are for convenience in reference only and shall not limit or otherwise affect the meaning hereof.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed as of the __ day of _______, 1995.

                                                   You Bet International, Inc.


                                                   By_________________________

                                                   Title______________________

                          YOU BET INTERNATIONAL, INC.

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                     UNIF GIFT MIN ACT -
TEN ENT - as tenants by the entireties                  Custodian
JR TEN  - as joint tenants with right              (Cust)     (Minor)
           of survivorship and not as              under Uniform Gifts
           tenants in common                       to Minors Act _____
                                                               (State)

Additional abbreviations may also be used though not in the above list.

                               FORM OF ASSIGNMENT

                 (To be Executed by the Registered Holder if He
                  Desires to Assign Warrants Evidenced by the
                          Within Warrant Certificate)

                 FOR VALUE RECEIVED _____________________________________
hereby sells, assigns and transfers unto _________________________ ______________________________ (_______) Warrants, evidenced by the within
Warrant Certificate, and does hereby irrevocably constitute and appoint _________________________________ Attorney to transfer the said Warrants evidenced by the within Warrant Certificates on the books of the Company, with full power of substitution.


Dated:____________________                 _____________________________
                                                       Signature

Notice: The above signature must correspond with the name as written upon the face of the Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

Signature Guaranteed:  __________________________________________

SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, OR MIDWEST STOCK EXCHANGE.

                          FORM OF ELECTION TO PURCHASE

            (To be Executed by the Holder if he Desires to Exercise
                 Warrants Evidenced by the Warrant Certificate)

To You Bet International, Inc.

         The undersigned hereby irrevocably elects to exercise ___________ _______________________ (_______)Warrants, evidenced by the within Warrant Certificate for, and to purchase thereunder, _____________________________ (______) full shares of Common Stock issuable upon exercise of said Warrants and delivery of $_________ and any applicable taxes.

         The undersigned requests that certificates for such shares be issued in the name of:

                                        PLEASE INSERT SOCIAL SECURITY OR
                                        TAX IDENTIFICATION NUMBER

________________________________        __________________________________
(Please print name and address

__________________________________________________________________________

__________________________________________________________________________

         If said number of Warrants shall not be all the Warrants evidenced by the within Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so exercised by issued in the name of and delivered to:

__________________________________________________________________________
                    (Please print name and address)

__________________________________________________________________________

__________________________________________________________________________

                    (SIGNATURES CONTINUED ON FOLLOWING PAGE)

Dated: _____________________  Signature:__________________________

NOTICE: The above signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever, or if signed by any other person the Form of Assignment hereon must be duly executed and if the certificate representing the shares or any Warrant Certificate representing Warrants not exercised is to be registered in a name other than that in which the within Warrant Certificate is registered, the signature of the holder hereof must be guaranteed.

Signature Guaranteed:  ___________________________________________


SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, OR MIDWEST STOCK EXCHANGE.





                                     - 5 -